SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust

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Navigator Tactical Investment Grade Bond Fund

Navigator Tactical Fixed Income Fund

Navigator Tactical U.S. Allocation Fund

Navigator Ultra Short Bond Fund

each a series of

Northern Lights Fund Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held April 27, 2026

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Navigator Tactical Investment Grade Bond Fund, Navigator Tactical Fixed Income Fund, Navigator Tactical U.S. Allocation Fund and Navigator Ultra Short Bond Fund (each a “Fund and together the “Funds”), to be held at the offices of the Trust’s administrator, Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, on April 27, 2026 at 10 a.m., Eastern time, for the following purposes:

1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Clark Capital Management Group, Inc., the Funds’ current investment adviser. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on March 3, 2026 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about March 11, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 27, 2026.

A copy of the Notice of Special Meeting, the Proxy Statement (including the proposed new investment advisory agreement) and Proxy Voting Ballot are available at www.proxyvote.com.

By Order of the Board of Trustees

/s/ Kevin Wolf

Kevin Wolf, President

March 4, 2026

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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Navigator Tactical Investment Grade Bond Fund

Navigator Tactical Fixed Income Fund

Navigator Tactical U.S. Allocation Fund

Navigator Ultra Short Bond Fund

each a series of

Northern Lights Fund Trust

with its principal offices at

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held April 27, 2026

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”) on behalf of Navigator Tactical Investment Grade Bond Fund, Navigator Tactical Fixed Income Fund, Navigator Tactical U.S. Allocation Fund and Navigator Ultra Short Bond Fund (each a “Fund” and together the “Funds”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, on April 27, 2026 at 10 a.m. Eastern time, and at any and all adjournments thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about March 11, 2026.

The Meeting has been called by the Board for the following purposes:

Proposals		Funds Voting
1	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Clark Capital Management Group, Inc., the Funds’ current investment adviser. No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.	All Funds (Shareholders of each Fund, voting separately)
2	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 3, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

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       A copy of each Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the applicable Fund, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 or by calling 800-766-2264.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND CLARK CAPITAL MANAGEMENT GROUP, INC.

Background

The primary purpose of this proposal is to enable Clark Capital Management Group, Inc.  (“Clark Capital” or the “Adviser”) to continue to serve as the investment adviser to the Funds. On January 15, 2026, Clark Capital announced that it had entered into a definitive agreement with Carillon Tower Advisers, Inc., doing business as Raymond James Investment Management (“Raymond James Investment Management”), a subsidiary of Raymond James Financial, Inc., whereby Raymond James Investment Management will acquire all of the issued and outstanding shares of common stock of Clark Capital (the “Transaction”). It is expected that the Transaction will close by the third quarter of 2026.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer of a block of more than 25% of the voting interests of an investment adviser is presumed to constitute a change of control of the adviser. The 1940 Act further states that a change of control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Because the Transaction, as described above, will result in an assignment of Clark Capital, we are seeking shareholder approval of a new advisory agreement between the Trust and Clark Capital with respect to the Funds (the “New Agreement”). Clark Capital has served as investment adviser to the Funds pursuant to an advisory agreement (the “Current Agreement”) since each Fund commenced operations. Clark Capital believes the Transaction will not result in any interruption or decrease in the quality of services provided by Clark Capital. There will be no changes to any Fund’s investment strategy, risks, investment objectives, portfolio managers, investment process or advisory fees.

The New Agreement will be identical in all material respects to the Current Agreement, except that its date of execution, effectiveness and expiration are changed. The fees to be charged under the New Agreement are identical to the fees charged under the Current Agreement. The effective date of the New Agreement for each Fund will be the date that the respective Fund’s shareholders approve the New Agreement (the “Effective Date”).

At a meeting on February 12, 2026 (the “Board Meeting”), the Board approved the New Agreement, subject to each Fund’s shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of each Fund. Therefore, shareholders are being asked to approve the proposed New Agreement with Clark Capital.

Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as Clark Capital) to an investment company (such as the Funds) or an affiliate of such investment adviser may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as all of the Trustees are independent and will continue to be independent for the period required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period

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after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or are entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

The Advisory Agreement

The Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust or Clark Capital (“Independent Trustees”), originally approved the Current Agreement, at a meeting held on February 25-26, 2014 with respect to Navigator Tactical Fixed Income Fund; at a meeting held on December 12-13, 2018 with respect to Navigator Ultra Short Bond Fund; and at a meeting held on December 16-17, 2020 with respect to Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund. The terms of the New Agreement and are identical in all material respects to those of the Current Agreements, except that the date of its execution, effectiveness, and termination are changed.

Pursuant to the Current Agreement between the Trust and Clark Capital, on behalf of Navigator Ultra Short Bond Fund, the Fund pays on a monthly basis, an annual advisory fee equivalent to 0.30% of the Fund’s average daily net assets.

Pursuant to the Current Agreement between the Trust and the Clark Capital, on behalf of Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund and Clark Capital, Clark Capital is entitled to receive, on a monthly basis, an annual advisory fee equal to a percentage of the Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund average daily net assets in accordance with an advisory fee schedule which includes breakpoints according to the table below.

Advisory Fee Breakpoint Table

Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund

and Navigator Tactical U.S. Allocation Fund

Portion of Net Assets	Advisory Fee
Less than $4.5 billion	0.85%
Greater than $4.5 billion and less than or equal to $5.5 billion	0.80%
Greater than $5.5 billion	0.75%

For such compensation, Clark Capital continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. Additionally, Clark Capital, at its expense, pays the salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of Clark Capital.

For the fiscal year ended October 31, 2025, Clark Capital received advisory fees, after waivers, from each Fund as follows:

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Fund	Advisory Fees received by Clark Capital
Navigator Tactical Investment Grade Bond Fund	$9,373,025
Navigator Tactical Fixed Income Fund	$62,212,511
Navigator Tactical U.S. Allocation Fund	$463,784
Navigator Ultra Short Bond Fund	$23,269

Clark Capital has contractually agreed to reduce its fees and to reimburse expenses for Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund, at least until February 28, 2027, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed: (i) 0.65% and 0.40% of the average daily net assets attributable to Class A and Class I shares, respectively of the Navigator Ultra Short Bond Fund, (ii) 1.26% and 1.01% of the average daily net assets attributable to Class A and Class I shares, respectively of the Navigator Tactical Investment Grade Bond Fund and (iii) 1.26% and 1.01% of the average daily net assets attributable to Class A and Class I shares, respectively of the Navigator Tactical U.S. Allocation Fund. Any waiver or reimbursement by Clark Capital is subject to possible recoupment from a Fund in future years, within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of (1) the expense cap limitation at time of waiver; or (2) the expense cap limitation at the time of recoupment. If the New Agreement is approved by shareholders, Clark Capital will agree to an expense limitation agreement with identical terms.

With respect to each Fund, the New Agreement will continue in force for an initial period of two years from the Effective Date. From year to year thereafter, the New Agreement will continue so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of each Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. As with the Current Agreement, the New Agreement automatically terminates on assignment and may be terminated upon 60 days’ notice by either Clark Capital or a Fund. In the case of termination by a Fund, the action must be authorized (i) by resolution of the Board, including the vote or written consent of the Trustees who are not parties to the (New or Current) Agreement or interested persons of either party to thereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

The New Agreement, like the Current Agreement, provides that Clark Capital shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to each Fund’s shareholder approval, the Trust will enter into the New Agreement with Clark Capital on behalf of each Fund. If the New Agreement with Clark Capital is not approved by shareholders with respect to a particular Fund or Funds, the Board and Clark Capital will consider other options, including a new or modified request for shareholder approval of the New Agreement.

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The New Agreement is attached as Exhibit A. You should read the New Agreement. The description in this Proxy Statement of the New Agreement is only a summary.

Information Concerning Clark Capital

Clark Capital is a Pennsylvania corporation located at 1650 Market Street, 53rd floor, Philadelphia, Pennsylvania 19103. The names, addresses and principal occupations of the principal executive officers and directors of Clark Capital as of the date of this Proxy Statement are set forth below:

Name and Address*	Principal Occupation
Harry J. Clark	Executive Chairman; Director
Denise Clark Williams	Vice Chair; Director
Colene E. Bittone	Executive Vice President of Corporate Culture
Brendan M. Clark	Chief Executive Officer; Director
Gary G. Schlarbaum	Director
John A. Featherman	Director
Kieran S. Clark	Executive Vice President; Chief Investment Officer
Richard D. Miles	Director
Conor L. Mullan	Executive Vice President; Chief Compliance Officer; General Counsel
Ralph L. Roth	Director
Christopher J. Cullen	Executive Vice President; Chief Distribution Officer
Chad G. Painter	Executive Vice President; Chief Operating Officer
Matt E. Gordon	Executive Vice President; Chief Technology Officer
Craig D. Pfeiffer	Director
David G. Richards	Interim CFO

*The address of each principal executive officer and director listed is c/o Clark Capital Management Group, Inc., 1650 Market Street, 53rd floor, Philadelphia, Pennsylvania 19103

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the New Agreement. The Trustees were assisted by independent legal counsel and fund counsel throughout the agreement review process. The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Agreement.

Nature, Extent & Quality of Services.

The Trustees observed that Clark Capital was founded in 1986 and has approximately $46.3 billion in assets under management (“AUM”) as of November 30, 2025. They noted that Clark Capital provides asset management services with strategies directly or through model portfolios, partnering with financial advisers to create personalized investment plans aligned to their clients’ financial goals. The Trustees acknowledged that Raymond James Investment Management (“RJIM”) and Clark Capital entered into a merger agreement, whereby Clark Capital would operate as a direct, wholly owned subsidiary of RJIM. The Trustees noted that RJIM is a global asset management company that employs a multi-manager, multi-strategy approach with approximately $275 billion in AUM and $1.7 trillion in total client assets. The Trustees recognized

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that Clark Capital did not foresee any negative impact on the quality of its services to shareholders and that Clark Capital would continue to manage the Funds in the same manner as it did prior to the merger. The Trustees acknowledged that Clark Capital did not anticipate changes to its service providers, vendors or critical systems. The Trustees reviewed the education and financial industry experience of the investment personnel that would be responsible for the advisory services provided to the Funds. The Trustees noted that the portfolio management team provides on-going research, ETF and mutual fund analysis, technical analysis, credit analysis, individual equity analysis, risk oversight, and makes investment selections for each Fund. The Trustees acknowledged that Clark Capital monitors and reviews new content for the Funds’ website prior to posting to ensure it meets their standards and requirements and confirms the website is up to date and accurate. The Trustees further noted that Clark Capital does not use artificial intelligence tools to provide advisory services to the Funds in its investment process. The Trustees acknowledged that Clark Capital completed an SEC examination in April 2025 that identified non-Fund related deficiencies that were corrected by Clark Capital. The Trustees observed that there were no other material compliance or litigation issues that would affect Clark Capital’s ability to perform its duties. The Board noted that the merger has the potential to provide Clark Capital with additional resources, portfolio research, administrative tools and access to new technologies which will benefit shareholders. The Trustees concluded that Clark Capital should continue providing high level of quality services to the Funds and their shareholders

Performance.

Navigator Ultra Short Bond Fund. The Trustees noted the Fund maintained solid peer group third quartile performance for its one- and three-year periods. Additionally, the Trustees further noted that the Fund’s overall volatility for its three-year period ranked the Fund in the top quartile for its peer group and Morningstar category. The Trustees recognized the Fund achieved top two-quartile performance for its peer group and Morningstar category for its five-year and since-inception periods. The Trustees concluded that Clark Capital should continue to be retained as the adviser for the Fund.

Navigator Tactical Investment Grade Bond Fund. The Trustees recognized the Fund had bottom quartile returns for its peer group and Morningstar category one-, and three-year and since-inception periods. However, the Trustees noted the Fund had outperformed its index for the since-inception period. The Trustees concluded that Clark Capital should continue to be retained as the adviser for the Fund, but should return in six months for the Board to analyze how the adviser is handling the changes in the market.

Navigator Tactical Fixed Income Fund. The Trustees noted that the Fund’s one- and three-year period returns were in the lower half quartile for its Morningstar and peer group category, however its ten-year period return was in the top quartile for its Morningstar and peer group category. The Trustees acknowledge the adviser has demonstrated the ability to manage the Fund’s assets over an extended period of time for the benefit of its shareholders. The Trustees concluded that the Fund’s performance was acceptable.

Navigator Tactical U.S. Allocation Fund. The Trustees acknowledged the Fund’s one-year performance ranked in the bottom quartile for its peer-group and Morningstar category. Yet, the Trustees noted the Fund’s returns ranked in the top peer group quartile for its three-year and since-inception periods. Moreover, the Trustees recognized the Fund’s information ratio ranked in the top peer-group and Morningstar category for the three-year period, which demonstrated the adviser’s ability over an extended period to add value to the Fund. The Trustees concluded that Clark Capital should continue to be retained as the adviser for the Fund.

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Fees and Expenses.

Navigator Ultra Short Bond Fund . The Trustees noted that the advisory fee of 0.30% ranked in the 77th percentile in the Broadridge generated peer group. The Trustees considered that the advisory fee was just slightly higher than the peer group and category averages on a percentage basis. After a brief discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Navigator Tactical Investment Grade Bond Fund. The Trustees noted that the advisory fee of 0.85% ranked in 90th percentile in the Broadridge generated peer group and slightly above the Morningstar category average. The Trustees acknowledged that Clark Capital’s explanation for the above average fee is because the investment strategy of the Fund is unique as it utilizes a methodology to allocate to the best performing asset class based on a relative strength basis. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Navigator Tactical Fixed Income Fund. The Trustees noted that the advisory fee of 0.81% ranked in the 82nd percentile in the Broadridge generated peer group and slightly above the Morningstar category average. The Trustees acknowledged that Clark Capital’s explanation for the above average fee is because the investment strategy of the Fund is unique because it utilizes a methodology to allocate to the best performing asset class based on a relative strength basis. Trustees concluded that the Fund’s advisory fee was not unreasonable.

Navigator Tactical U.S. Allocation Fund. The Trustees noted that the advisory fee of 0.85% ranked in the 92nd percentile in the Broadridge generated peer group. The Trustees acknowledged that Clark Capital’s explanation for the above average fee is because the investment strategy of the Fund is unique because it utilizes a methodology to allocate to the best performing asset class based on a relative strength basis. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether Clark Capital had achieved some economies of scale with respect to its management of the Navigator Funds. The Trustees noted that Clark Capital had previously agreed to breakpoints with respect to certain Navigator Funds and had indicated its willingness to introduce further breakpoints in light of any potential growth in the Funds’ assets.

Profitability. The Trustees reviewed the information provided by Clark Capital regarding the profitability analysis in terms of absolute dollars and as a percentage of revenue, with respect to its management of each of the Funds. They considered that Navigator Tactical Investment Grade Bond Fund and Navigator Tactical Fixed Income Fund were profitable. The Trustees acknowledged that Navigator Tactical U.S. Allocation Fund and Navigator Ultra Short Bond Fund each was advised at a loss to Clark Capital. The Trustees agreed that on a fund by fund basis, Clark Capital’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from Clark Capital as the Trustees believed to be reasonably necessary to evaluate the terms of each Advisory Agreement, and as assisted by the advice of legal counsel, the Trustees concluded that approval of each Advisory Agreement was in the best interests of shareholders of the Funds.

The Board, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Agreement.

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OTHER INFORMATION

OPERATION OF THE FUND

Each Fund is a diversified series of Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246. The Board supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Funds currently retain Clark Capital as investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite,100 Elkhorn, Nebraska 68022, serves as principal underwriter and distributor of the Funds. Ultimus Fund Solutions, LLC, with principal offices located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 provides the Funds with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly and timely executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. A proxy not received in a timely fashion will not count for the purposes of the proposal. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following numbers of shares of beneficial interest of each Fund were issued and outstanding:

FUND	Voting Securities Outstanding
	Class A	Class C	Class I
Navigator Tactical Investment Grade Bond Fund	N/A	N/A	123,733,614
Navigator Tactical Fixed Income Fund	3,911,707	2,292,757	758,244,622
Navigator Tactical U.S. Allocation Fund	N/A	N/A	6,984,573
Navigator Ultra Short Bond Fund	3,379	N/A	7,826,863

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on the proposal.  Shareholders of each Fund will vote separately with respect to their share in each Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

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For each Fund, an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposal. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, as a group, the Trustees and officers of the Trust owned no shares of any of the Funds as of the Record Date.

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of each Fund:

Name & Address	Shares	Percentage of Share Class
Navigator Tactical Investment Grade Bond Fund
Class I
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	36,364,478	29.39%
LPL Financial/Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Drive San Diego, CA 92121	16,756,512	13.54%
Charles Schwab & CO Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	13,562,825	10.96%
Navigator Tactical Fixed Income Fund
Class A
Charles Schwab & CO Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	2,074,482	53.03%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	418,626	10.70%
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LPL Financial/Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Drive San Diego, CA 92121	334,358	8.55%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	252,515	6.46%
Class C
LPL Financial/Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Drive San Diego, CA 92121	1,172,165	51.12%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	730,963%	31.88%
Class I
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	247,374,416	32.62%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	146,201,817	19.28%
LPL Financial/Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Drive San Diego, CA 92121	73,154,730	9.65%
Charles Schwab & CO Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	56,428,320	7.44%
Navigator Tactical U.S. Allocation Fund
Class I
MAC & CO Attn: Mutual Fund Operations 500 Grant Street Pittsburgh, PA 15258	6,978,646	99.92%
Navigator Ultra Short Bond Fund
Class A
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Cetera Investment Services (FBO) 1358 Midcrest Road Camano Isalnd, WA 98282	2,818	83.40%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	549	16.25%
Class I
MAC & CO Attn: Mutual Fund Operations 500 Grant Street Pittsburgh, PA 15258	5,618,472	71.78%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	1,718,598	21.96%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Kevin Wolf, President, Northern Lights Fund Trust, 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $489,360. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Clark Capital and Raymond James Investment Management. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of a Fund of whom they have knowledge, and Clark Capital and Raymond James Investment Management will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Clark Capital may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

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OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-800-766-2264, or write the Trust at 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on April 27, 2026

A copy of the Notice of Special Meeting, the Proxy Statement, and Proxy Card are available at www.proxyvote.com.

BY ORDER OF THE BOARD OF TRUSTEES

Kevin Wolf, President

Dated: March 4, 2026

If you have any questions before you vote, please call our proxy information line at 1-800-690-6903. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

CLARK CAPITAL MANAGEMENT GROUP, INC.

AGREEMENT, made as of [XXX], 2026, between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), and Clark Capital Management Group, Inc., a Philadelphia Corporation (the "Adviser") located at 1650 Market Street, 53'' Floor, Philadelphia, PA 19103.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

I.I Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

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The Trust hereby authorizes any entity or person associated with the Adviser or any sub- adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2- 2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2  Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1   Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser's obligations hereunder.

1.2.2  Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3  Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4   Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5  Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6  Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3   Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

15

1.4  Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in "control," as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2.  Expenses of the Funds.

2.1  Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2   Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1   Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2  Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4  Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory, body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5   Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6   Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7  Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

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2.2.8  Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9   Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10   Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11  State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12  Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13  Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14  Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15   Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16  Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18      Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19      Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.	Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based

17

on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4.	Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5.	Records.

5.1   Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2  Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6.	Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7.	Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8.	Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule l 7j-l under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-

1) from violating the code.

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9.  Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10.	Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11.	Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of . willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or

(ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12.	Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13.	Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the

19

outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14.	Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15.	Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized

(i)	by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or
(ii)	by vote of majority of the outstanding voting securities of the Fund.

16.	Use of Name.

The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name "Northern Lights."

17.	Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18.	Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's

20

officers, directors and employees are prohibited from rece1vmg compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19.	This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20.	Interpretation and Definition of Terms.

Any question of interpretation of any term or prov1S1on of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.	Captions.

The captions in this Agreement are included for convenience of reference only and in no way, define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22.	Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

21

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

By:

Name: Timothy J. Burdick

Title: Vice President

CLARK CAPITAL MANAGEMENT GROUP, INC.

By:

Name: Conor Mullan

Title: General Counsel

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUND OF THE TRUST AS OF [XXX], 2026

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF
AVERAGE NET ASSETS OF THE FUND
Navigator Ultra Short Bond Fund	0.30%
Navigator Tactical Fixed Income Fund	See Advisory Fee Breakpoint Table*
Navigator Tactical U.S. Allocation Fund	See Advisory Fee Breakpoint Table*
Navigator Tactical Investment Grade Bond Fund	See Advisory Fee Breakpoint Table *

*Advisory Fee Breakpoint Table

Portion of Net Assets	Advisory Fee
Less than $4.5 billion	0.85%
Greater than $4.5 billion and Less $5.5 billion	0.80%
Greater than $5.5 billion	0.75%

ULTIMUS FUND SOLUTIONS
80 ARKAY DRIVE, SUITE 110
HAUPPAUGE, NY 11788

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84391-S32441

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

| | For | Against | Abstain |
|---|---|---|---|
| 1. To approve a new investment advisory agreement between the Northern Lights Fund Trust, on behalf of the Navigator Tactical Investment Grade Bond Fund, and Clark Capital Management Group, Inc., the Fund's current investment adviser. | ☐ | ☐ | ☐ |

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** The undersigned acknowledges receipt with the Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature [Joint Owners] | Date |
|---|---|---|---|
| | | | |

 >

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Notice and Proxy Statement is available at www.proxyvote.com.

V84392-S32441

## Northern Lights Fund Trust

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Jim Colantino and Stephanie Shearer, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the **Navigator Tactical Investment Grade Bond Fund, Navigator Tactical Fixed Income Fund, Navigator Tactical U.S. Allocation Fund and Navigator Ultra Short Bond Fund** (each a "Fund" and collectively the "Funds") to be held at offices of the Funds' administrator, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 on Monday, April 27, 2026 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Funds, on the proposal set forth on the reverse side and any other matters properly brought before the Meeting.

**THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.**

**YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.**

**Continued and to be signed on reverse side**

**SCAN TO**
**VIEW MATERIALS & VOTE**

*ULTIMUS FUND SOLUTIONS*
*80 ARKAY DRIVE, SUITE 110*
*HAUPPAUGE, NY 11788*

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84393-S32441

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** The undersigned acknowledges receipt with the Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature [Joint Owners] | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Notice and Proxy Statement is available at www.proxyvote.com.

V84394-S32441

## Northern Lights Fund Trust

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Jim Colantino and Stephanie Shearer, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the **Navigator Tactical Investment Grade Bond Fund, Navigator Tactical Fixed Income Fund, Navigator Tactical U.S. Allocation Fund and Navigator Ultra Short Bond Fund** (each a "Fund" and collectively the "Funds") to be held at offices of the Funds' administrator, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 on Monday, April 27, 2026 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Funds, on the proposal set forth on the reverse side and any other matters properly brought before the Meeting.

**THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.**

**YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.**

**Continued and to be signed on reverse side**

*ULTIMUS FUND SOLUTIONS*
*80 ARKAY DRIVE, SUITE 110*
*HAUPPAUGE, NY 11788*

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84395-S32441

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** The undersigned acknowledges receipt with the Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Notice and Proxy Statement is available at www.proxyvote.com.

V84396-S32441

## Northern Lights Fund Trust

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Jim Colantino and Stephanie Shearer, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the **Navigator Tactical Investment Grade Bond Fund, Navigator Tactical Fixed Income Fund, Navigator Tactical U.S. Allocation Fund and Navigator Ultra Short Bond Fund** (each a "Fund" and collectively the "Funds") to be held at offices of the Funds' administrator, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 on Monday, April 27, 2026 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Funds, on the proposal set forth on the reverse side and any other matters properly brought before the Meeting.

**THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.**

**YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.**

**Continued and to be signed on reverse side**

*ULTIMUS FUND SOLUTIONS*
*80 ARKAY DRIVE, SUITE 110*
*HAUPPAUGE, NY 11788*

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84397-S32441

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** The undersigned acknowledges receipt with the Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Notice and Proxy Statement is available at www.proxyvote.com.

V84398-S32441

## Northern Lights Fund Trust

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Jim Colantino and Stephanie Shearer, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the **Navigator Tactical Investment Grade Bond Fund, Navigator Tactical Fixed Income Fund, Navigator Tactical U.S. Allocation Fund and Navigator Ultra Short Bond Fund** (each a "Fund" and collectively the "Funds") to be held at offices of the Funds' administrator, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 on Monday, April 27, 2026 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Funds, on the proposal set forth on the reverse side and any other matters properly brought before the Meeting.

**THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.**

**YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.**

**Continued and to be signed on reverse side**